SECURITY AGREEMENT
                                   (BORROWER)


     THIS SECURITY AGREEMENT (this "Agreement"), made as of the 26th of January, 1996, by ONEITA INDUSTRIES, INC., a Delaware corporation (the "Company"), in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation ("SunTrust"), as collateral agent (SunTrust, in such capacity, the "Collateral Agent") for itself, First Union National Bank of South Carolina, a national banking association ("First Union"), NatWest Bank N.A., a national banking association ("NatWest"), and The Prudential Insurance Company of America, a New Jersey
corporation   ("Prudential")  (each  of  SunTrust,   First  Union,  NatWest  and
Prudential,   together  with  their  respective   successors  and  assigns,  are
hereinafter   referred  to   individually,   a  "Lender"  and  collectively  the
"Lenders").

                              W I T N E S S E T H :


     WHEREAS, SunTrust, First Union and NatWest (the "Credit Agreement Lenders") have agreed to make available to the Company a $60,000,000 revolving credit facility (the "Revolving Credit Facility") pursuant to that certain Revolving Credit Agreement, dated as of the date hereof, among the Company, SunTrust, First Union and NatWest as Lenders, SunTrust and First Union as Agent for the Credit Agreement Lenders and SunTrust as Administrative Agent for the Credit Agreement Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, on December 20, 1988, Prudential purchased from the Company its senior promissory note, dated as of December 20, 1988, in the stated principal amount of $20,000,000, of which $9,230,766 remains outstanding, pursuant to that certain Note Agreement, dated as of December 20, 1988, between Prudential and the Company (as heretofore and hereafter amended, restated, supplemented or otherwise modified from time to time, the "Prudential Agreement"), and in connection with the establishment of the Revolving Credit Facility, Prudential has agreed to make certain amendments to the terms and covenants of the Prudential Agreement (the "Prudential Amendment"); and

     WHEREAS, it is a condition precedent to the establishment of the Revolving Credit Facility and to Prudential's agreeing to the Prudential Amendment that the Company enter into this Agreement, and the Company wishes to fulfill said condition precedent; and

     NOW, THEREFORE, in order to induce the Credit Agreement Lenders to extend the Revolving Credit Facility and Prudential to enter into the Prudential Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

     "Account Debtor" shall mean any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

     "Accounts" shall mean any "account," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights, wherever located, and in any event, shall include, without limitation, all accounts receivable, book debts and other rights to payment and forms of obligations (other than those evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Company (including, without limitation, under any trade names, styles or divisions thereof) arising out of goods sold or leased or services rendered by the Company and all of the Company's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Company's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to the Company under all contracts for the sale of goods or the performance of services or both by the Company (whether or not yet earned by performance on the part of the Company or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing and all insurance policies insuring any of the foregoing.

     "Chattel Paper" shall mean any "chattel  paper," as such term is defined in
Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located.

     "Collateral" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

     "Consignee" shall have the meaning assigned to such term in Section 5(l) of this Security Agreement.

     "Contracts" shall mean all contracts, undertakings, or other agreements relating to or governing all Accounts and Inventory (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Company may now or hereafter have any right, title or interest and wherever located, subject to any limitations or prohibitions contained therein, including, without limitation, any agreement relating to the terms of payment of an Account or the terms of performance thereof.

     "Credit Agreement" shall mean that certain Revolving Credit Agreement, dated as of the date hereof, among the Company, the Credit Agreement Lenders, SunTrust and First Union as Agent for the Credit Agreement Lenders and SunTrust as Administrative Agent for the Credit Agreement Lenders, as hereafter amended, restated, supplemented or otherwise modified from time to time.

     "Credit Agreement Lenders" shall mean, collectively, SunTrust, First Union and NatWest, together with their successors and assigns under the Credit Agreement.

     "Credit Documents" shall mean the Credit Agreement, the Prudential Agreement, each Exhibit and Schedule to the Credit Agreement and the Prudential Agreement, the Notes, the Guaranty Agreements, the Intercreditor Agreement, the Security Documents, the Supplemental Documents hereafter executed and delivered to the Lenders and the Collateral Agent and each other document, instrument, certificate and opinion executed and delivered in connection with the foregoing, each as amended, restated, supplemented or otherwise modified from time to time.

     "Documents" shall mean any "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, relating to or governing any Accounts or Inventory.

     "Event of Default" shall mean any "Event of Default" as defined in the Credit Agreement or as defined in the Prudential Agreement.

     "Facility" shall mean either the $60,000,000 revolving credit facility made available to the Company by the Credit Agreement Lenders pursuant to the Credit Agreement or the $9,230,766 term loan made to the Company by Prudential pursuant to the Prudential Agreement, and the term "Facilities" shall mean all such facilities, collectively.

     "General Intangibles" shall mean any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all right, title and interest which the Company may now or hereafter have in, under or with respect to any Contract, causes of action, franchises, tax refund claims, customer lists, Trademarks, Patents, rights in intellectual property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions and discoveries (whether patented or patentable or not) and technical information, procedures, designs, know-how, software, data bases, business records data, processes, models, drawings, materials and records, goodwill, all claims under guaranties, security interests or other security held by or granted to the Company to secure payment of the Accounts by an Account Debtor obligated thereon, all rights of indemnification and all other intangible property of any kind and nature, in each case, as the foregoing relate to any Accounts or Inventory.

     "Government Agency" shall mean the United States of America, any federal, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

     "Guarantor" shall mean Oneita-Kinston Corp., a North Carolina corporation and a wholly owned subsidiary of the Company, together with all Significant Subsidiaries of the Company that hereafter execute or join a Guaranty Agreement.

     "Guaranty Agreements" shall mean, collectively, (i) that certain Guaranty Agreement, dated as of the date hereof, executed by the Guarantor in favor of SunTrust and First Union as Agents for the Credit Agreement Lenders, as hereafter amended, restated, supplemented or otherwise modified from time to time and (ii) that certain Guaranty Agreement, dated as of the date hereof, executed by the Guarantor in favor of Prudential, as hereafter amended, restated, supplemented or otherwise modified from time to time.

     "hereby," herein," hereof," hereunder" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific Section, paragraph or clause in which the respective word appears.

     "Instruments"  shall  mean any  "instrument,"  as such term is  defined  in
Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights, in either case as Proceeds from any Accounts or Inventory and wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Intercreditor Agreement" shall mean that certain Intercreditor Agreement, dated as of the date hereof, among the Lenders, and acknowledged and agreed to by the Company and the Subsidiary Guarantor, as hereafter amended, restated, supplemented or otherwise modified from time to time.

     "Inventory" shall mean any "inventory," as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Company's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

     "License" shall mean any Patent License, Trademark License or other license under which the Company is the licensor or licensee relating to Accounts or Inventory, and in the case of Licenses under which the Company is the licensor, all rights to collect royalties thereunder.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Notes" shall mean, collectively, the Revolving Credit Notes and that certain Senior Note due October 31, 1998, dated as of December 20, 1988, executed by the Company in favor of Prudential in the initial principal amount of $20,000,000, as heretofore amended or modified.

     "Patent License" shall mean all written agreements granting any right to make, use, sell and/or practice any invention or discovery that is the subject matter of a Patent now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights, relating to Accounts or Inventory.

     "Patent" or "Patents" shall mean one or all of the following now owned or hereafter acquired or developed by the Company or in which the Company now has or hereafter acquires any rights, including, without limitation, pursuant to any Patent License, and wherever located, to the extent related to Accounts or
Inventory: (i) all letters patent of the United States or any other country and all applications for letters patent of the United States or any other country, and (ii) all reissues, reexaminations, continuations, continuations-in-part, divisions, and extensions of any of the foregoing.

     "Proceeds" shall mean "proceeds," as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of the Company against third parties

(A) for past, present or future  infringement of any Patent or Patent License or
(B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, and (v) the following types of property acquired with cash proceeds: Accounts, Chattel Paper, Contracts, Documents, General Intangibles and Inventory.

     "Prudential" shall mean The Prudential Insurance Company of America, a New Jersey corporation.

     "Prudential Agreement" shall mean that certain Note Agreement, dated as of December 20, 1988, between the Company and Prudential, as heretofore and as hereafter amended, restated, renewed, extended, supplemented or otherwise modified from time to time, pursuant to which Prudential purchased the Company's senior promissory note, dated as of December 20, 1988 in the current principal amount of $9,230,766.

     "PTO" shall mean the United States Patent and Trademark Office and its successors.

     "Secured Obligations" shall mean all present and future obligations of the Company and its Subsidiaries incurred under, with respect to or evidenced by the Credit Agreement, the Prudential Agreement, the Notes, the Security Documents, the Guaranty Agreements, the other Credit Documents and all other agreements, documents and instruments evidencing any of the Facilities, including without limitation all loans evidenced by the Notes, interest accruing thereon, make-whole and yield maintenance premiums required thereunder (including, without limitation, the Make-Whole Premium (as defined in the Prudential Agreement)), and fees payable thereunder and all other indebtedness, liabilities, obligations, covenants and duties of the Company to any of the Secured Parties, of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under, with respect to or evidenced by the Credit Agreement, the Prudential Agreement, the Notes, the Security Documents, the Guaranty Agreements, the other Credit Documents and all other agreements, documents and instruments evidencing any of the Facilities, by operation of law or otherwise, now existing or hereafter arising or whether or not for the payment of money or the performance or the nonperformance of any act, including, but not limited to, all debts, liabilities and obligations owing by the Company to others which the Lenders may have obtained by assignment or otherwise, and all damages which the Company may owe to any of the Secured Parties by reason of any breach by the Company of any representation, warranty, covenant, agreement or other provision of the Credit Agreement, the Prudential Agreement, the Notes, the Security Documents, the Guaranty Agreements, all other Credit Documents and all other agreements, documents and instruments evidencing any of the Facilities.

     "Secured Parties" shall mean, collectively, the Collateral Agent, the Lenders, SunTrust in its capacity as Agent and Administrative Agent for the Credit Agreement Lenders and First Union in its capacity as Agent for the Credit Agreement Lenders.

     "Security Agreement" shall mean this Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time and any exhibits or schedules hereto.

     "Security Documents" shall mean, collectively, this Security Agreement and that certain Security Agreement (Guarantors), dated as of the date hereof, executed by the Subsidiary Guarantor in favor of the Collateral Agent, as hereafter amended, restated, supplemented or otherwise modified from time to time, and all UCC financing statements naming the Company or any of its Subsidiaries as debtor and the Collateral Agent as secured party.

     "Supplemental Documents" shall mean, collectively, the documents described on Schedule 6 executed or delivered by any Significant Subsidiary after the Closing Date.

     "Trademark License" shall mean all written agreements granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights.

     "Trademark" or "Trademarks" shall mean one or all of the following now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights to the extent related to any Accounts or Inventory (including, without limitation, pursuant to any Trademark License): (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the PTO or any other country or any political subdivision thereof, (ii) all extensions or renewals thereof and
(iii) the goodwill of the Company business connected with the use of, and symbolized by, any of the foregoing.

     "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Georgia; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Georgia, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "Value" shall mean, with respect to any Inventory, the lower of FIFO cost or market value of such Inventory.

     2. Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and to induce the Credit Agreement Lenders to enter into the Credit Agreement and Prudential to enter into the Prudential Amendment and to extend the Facilities in accordance with the terms thereof, the Company hereby pledges to the Collateral Agent, for ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Company's right, title and interest in, to and under the following (all of which being hereinafter collectively referred to as the "Collateral"):

           (i)     all Accounts of the Company;

           (ii)    all Chattel Paper of the Company;

           (iii)   all Contracts of the Company;

           (iv)    all Documents of the Company;

           (v)     all General Intangibles of the Company;

           (vi)    all Instruments of the Company;

           (vii)   all Inventory of the Company;
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

           (viii) all accounts maintained by the Company with any financial institution, including without limitation, all of the accounts described in Schedule 5 attached hereto, and all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

         (ix) all books, records, printouts, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software, including source and object codes (owned by the Company or in which it has an interest) which at any time evidence or contain information relating to any of the collateral (including, without limitation, customer lists and supplier lists) or are otherwise necessary or helpful in the collection thereof or realization thereupon;

           (x) all guaranties, warranties, liens on real or personal property, leases, and other agreements and property which in any way secure or relate to any Accounts, Inventory, General Intangibles, Contracts, Documents, Instruments or Chattel Paper, or are acquired for the purpose of securing and enforcing any item thereof; and

           (xi) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing;

provided, however, that the foregoing grant of a security interest shall not include a security interest in, and the term "Collateral" shall not include any equipment (as such term is defined in Section 9-109(2) of the UCC), any real estate, plants or fixtures (as such term is defined in Section 9-313(1) of the UCC) or any Patent License, Trademark License or equipment lease of the Company to the extent that the granting of a security interest in such Patent License, Trademark License or equipment lease is prohibited by the terms thereof;

provided, further that upon the termination or expiration of any such prohibition with respect to any such Patent License, Trademark License or equipment lease, such Patent License, Trademark License or equipment lease shall become subject to the security interest hereunder and shall thereafter be deemed to be Collateral.

     (b) In addition, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations and in order to induce the Lenders as aforesaid, each Lender is hereby granted a lien and security interest in all property of the Company held by such Lender, including, without limitation, all Property of every description, now or hereafter in the possession or custody of or in transit to such Lender for any purpose, including safekeeping, collection or pledge, for the account of the Company, or as to which the Company may have any right or power.

     (c) The Company intends and hereby acknowledges that the grant of a security interest in the Collateral to the Collateral Agent, for the ratable benefit of the Secured Parties, conveys a security interest in all right, title and interest of the Company to the Collateral, whether such Collateral is owned individually, jointly or severally by the Company.

     3. Right of the Secured Parties; Limitations on the Secured Parties' Obligations. It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and the Company shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. None of the Secured Parties shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Collateral Agent or any other Secured Party of a security interest therein or the receipt by the Collateral Agent or any other Secured Party of any payment relating to any Contract or License pursuant hereto, nor shall the Collateral Agent or any other Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.



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

     4. Representations, Warranties and Covenants. The Company hereby represents, warrants and covenants that: (a) all of the Inventory is located at the places specified in Schedule 1 attached hereto and such location is an owned, leased or bailment location as specified in Schedule 1 attached hereto. The correct corporate name, the principal place of business and the chief executive office of the Company and the places where the Company's books and records concerning the Collateral are currently kept are set forth in Schedule 2 attached hereto and made a part hereof. All records concerning Accounts and General Intangibles and all originals of any Documents, Instruments or Chattel Paper are located at the addresses set forth on Schedule 2 and none of the Accounts is evidenced by a promissory note or other Instrument.

     (b) The amount represented by the Company from time to time to the Collateral Agent as the amount owing by each Account Debtor or by all Account Debtors in respect of any Accounts will, at such time, be the correct amount actually and unconditionally owing by such Account Debtor(s) thereunder, (except to the extent, if any, that such Account Debtor(s) may be entitled to normal trade discounts, adjustments, returns and allowances).

     (c) The Company has exclusive possession and control of the Inventory, except for (i) Inventory temporarily in transit with common or other carriers and (iii) Inventory located at (A) a location specified on Schedule 1 attached hereto or (B) such other locations as are permitted by the Collateral Agent pursuant to Section 5 of this Security Agreement.

     (d) The Company is the legal and beneficial owner of, or has rights to use, the Collateral free and clear of all Liens. The Company has not, during the five
(5) years preceding the date hereof, been known as or used any other corporate, trade or fictitious name, except as disclosed on Schedule 3 hereto, nor acquired all or substantially all the assets, capital stock or operating unit of any Person, except as disclosed on Schedule 3 hereto, and each predecessor in interest of the Company during the five (5) years preceding the Closing Date is disclosed on Schedule 3 hereto.

     (e) This Security Agreement creates in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on the Collateral, securing the payment of the Secured Obligations. When financing statements have been filed in the appropriate offices under the UCC in the locations listed on Schedule 4, the Collateral Agent will have a fully perfected first priority Lien on the Collateral, to the extent such Lien may be perfected by UCC filings.

     (f) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Agency is required either (i) for the grant of a Lien by the Company in the Collateral pursuant to this Security Agreement or
(ii) the exercise by the Collateral Agent of the rights provided for in this Security Agreement or the remedies in respect to the Collateral pursuant to this Security Agreement, except in the case of clause (ii), the filings described in the preceding Section 4(e).

     (g) (i) As of the date hereof, the Trademarks are subsisting, valid and enforceable, and no claim has been made that the Company's use of any Trademark does or may violate the rights of any third person, and (ii) the Company has used, and will continue to use for the duration of this Security Agreement, reasonably necessary statutory notice in connection with its use of Trademarks.

     5. Covenants. The Company covenants and agrees with the Collateral Agent and the other Secured Parties that from and after the date of this Security
Agreement:

     (a) At any time and from time to time, upon the Collateral Agent's reasonable request and at the expense of the Company, the Company will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may deem necessary or desirable in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its right and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Company will (i) secure all consents and approvals necessary or appropriate for the assignment to the Collateral Agent of any material License or material Contract held by the Company or in which the Company has any rights, (ii) mark conspicuously each item of Chattel Paper and each related Contract and each of its records pertaining to the Chattel Paper, with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper or related Contract is subject to the security interest granted hereby, (iii) if any Account shall be evidenced by a promissory note or other Instrument (including, without limitation, any letter of credit on which the Company is named as a beneficiary), deliver and pledge to the Collateral Agent hereunder such certificate, note or other Instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, and
(iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, in form and substance reasonably satisfactory to the Collateral Agent, in order to perfect and preserve the security interest granted or purported to be granted hereby. The Company hereby authorizes the Collateral Agent to file any such financing or continuation statements without the signature of the Company to the extent permitted by applicable law. The Company hereby agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement to the extent permitted by applicable law. If any Inventory is in the possession or control of any warehouseman or any of the Company's agents or processors, the Company shall, upon the Collateral Agent's reasonable request, notify such warehouseman, agent or processor of the Collateral Agent's security interest in such Inventory and, upon the Collateral Agent's request, instruct them to hold all such Inventory for the Collateral Agent's account and, from and after the occurrence of, and during the continuance of, an Event of Default, subject to the Collateral Agent's instructions.

              (b) (i) The Company shall keep the Inventory at the places specified in Schedule 1 hereof, except for Inventory temporarily in transit between such locations. So long as no Event of Default has occurred and is continuing the Company may designate additional Inventory locations by delivering written notice thereof to the Collateral Agent at least fifteen (15) days prior to establishing any such location where the Value of the Inventory at such location will equal or exceed $1,500,000. Written notice of additional Inventory locations where the Value of the Inventory located thereon will be less than $1,500,000 shall be provided by the Company to the Collateral Agent no later than the date that the next weekly Borrowing Base Certificate is delivered by the Company to the Lenders pursuant to the Credit Agreement after the establishment of such Inventory location; nothing contained in this clause (i) shall limit the obligations of the Company in clause (ii) and (iii) below.

              (ii) Prior to the establishment of any such location within the United States, the Company shall (1) cause to be made all filings under the UCC necessary or appropriate to preserve the perfection of the security interests described herein in the Inventory to be located at such locations and deliver to the Collateral Agent recorded counterparts to all such filings, (2) to the extent that such location is leased by the Company from any other Person and the Value of the Inventory of the Company and the Guarantors at such location is at least $2,500,000, obtain and deliver to the Collateral Agent a landlord agreement substantially in the form of Exhibit A hereto from each party directly or indirectly leasing such location to the Company (including the title owner of such property), and (3) to the extent such location is not owned or leased by the Company and the Value of the Inventory of the Company and the Guarantors at such location is at least $300,000, obtain and deliver to the Collateral Agent a bailee letter substantially in the form of Exhibit B hereto from the party directly controlling possession of such Inventory at such location.

              (iii) Prior to the establishment of any such location outside the United States, the Company shall obtain and deliver to the Collateral Agent a bailee letter substantially in the form of Exhibit B hereto from the party directly controlling possession of such Inventory at such location; provided, however, that if at any time the Value of the Inventory at locations outside the United States is equal to or exceeds the lesser of (i) 20% of the aggregate Value of all Inventory of the Company and (ii) $15,000,000, then the Company shall promptly deliver such security documents, filing instruments and opinions as the Collateral Agent shall reasonably deem necessary or desirable in order to ascertain that the Collateral Agent has a first priority perfected lien on such Inventory at such locations.

              (iv) Notwithstanding the foregoing, no more than 10% of all Inventory of the Company and the Guarantors may be located at leased locations in the United States for which no landlord waiver has been obtained and delivered to the Collateral Agent and at locations which are neither owned nor leased by the Company or the Guarantors for which no bailee letter has been obtained and delivered to the Collateral Agent; provided, however, Inventory of the Company may be located at the Fayette, Alabama plant while no landlord waiver has been obtained for a period of fifteen days after the date hereof, and the Company agrees to undertake to obtain a landlord waiver from its landlord at Fayette, Alabama during such fifteen-day period.

              (v) Upon the establishment of any new locations in accordance with the foregoing clauses (i) through (iv), Schedule 1 hereto shall be deemed amended to add such location thereto without further action by the Collateral Agent or the Company, and the Company hereby authorizes the Collateral Agent to substitute a new Schedule 1 hereto to reflect such additional location(s).

     (c) The Company will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the office where it keeps all originals of all Chattel Paper, at the locations therefor specified in Schedule 2 unless (i) the Company shall have given the Collateral Agent at least thirty (30) days' prior written notice of the establishment of a new location which shall be within the United States and the Collateral Agent shall have consented in writing thereto and (ii) the Company shall have made all filings under the UCC necessary or appropriate (as determined by the Collateral Agent in its reasonable discretion) to preserve the perfection of Collateral Agent's Lien in the Accounts and other Collateral. The Company will hold and preserve such records and Chattel Paper and will permit representatives of the Collateral Agent or any Lender, or any authorized employee, agent or representative thereof, at any time during customary business hours and as often as shall be reasonably requested, to inspect and make copies and abstracts from such records and Chattel Paper. The Company will maintain a set of books and records related to its Accounts at all times at its Andrews, South Carolina location, which books and records shall be updated daily.

     (d) The Company will keep and maintain at the Company's own cost and expense satisfactory and complete records of the Collateral in a manner reasonably acceptable to the Collateral Agent, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral and a record of the Collateral Agent's security interest on the Collateral. Upon the occurrence and during the continuance of an Event of Default, the Company shall, for the Collateral Agent's further security, deliver and turn over to the Collateral Agent or the Collateral Agent's designated representatives at any time upon request by the Collateral Agent or the Collateral Agent's designated representative, copies any such books and records (including, without limitation, any and all computer tapes, programs, and source codes relating to the Collateral or any part or parts thereof).

     (e) In any suit, proceeding or action brought by the Collateral Agent with respect to any Account, Chattel Paper, Contract, Instrument or General Intangible comprising part of the Collateral, the Company will save, indemnify and keep the Collateral Agent and each other Secured Party harmless from and against all expense, loss or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Company of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Company, and all such obligations of the Company shall be and shall remain enforceable against and only against the Company and shall not be enforceable against the Collateral Agent or any other Secured Party; provided that the Company shall have no obligation to indemnify the Collateral Agent with respect to costs caused by or resulting from the willful misconduct or gross negligence of the Collateral Agent.

     (f) The Company will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of the Collateral Agent in and to the Company's rights to the Collateral, including, without limitation, the Proceeds and products thereof, against the claims and demands of all Persons whatsoever, excluding any Liens permitted under the Credit Agreement and the Prudential Agreement.

     (g) The Company will not (i) grant any extension of the time of payment of any of the Collateral except in the ordinary course of business or compromise, compound or settle the same for less than the full amount thereof except in the ordinary course of business, (ii) release, wholly or partly, any Person liable for the payment thereof, except in the ordinary course of business in connection with a settlement permitted under clause (i) hereof, or (iii) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business.

     (h) The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral or contract to do so, except to the extent permitted under the terms of each of the Credit Agreement and the Prudential Agreement.

     (i) The Company will advise the Collateral Agent promptly, and in reasonable detail, of (i) any material Lien or claim made by or asserted against any or all of the Collateral (other than Liens permitted under the Credit

Agreement and the Prudential Agreement), and (ii) the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens with respect to such Collateral created hereunder.

     (j) The Company shall, at the Collateral Agent's request, in the event that the Company has Accounts with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof (all such Accounts hereinafter referred to as "Government Receivables"), promptly comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727 et seq.), with respect to such Government Receivables and shall promptly deliver to the Collateral Agent evidence of such compliance, which evidence shall be in form and substance reasonably satisfactory to the Collateral Agent.

     (k) The Company will not change its name, identity or corporate structure in any manner which might make any financing statement filed hereunder seriously misleading, unless it shall have (i) given the Collateral Agent at least thirty
(30) days' prior written notice thereof (and received in writing any consent of the Lenders that may be required under the terms of the Credit Agreement and the Prudential Agreement), and (ii) certified to the Collateral Agent that all filings reflecting such new name, identity or structure have been made which are necessary or appropriate to preserve the perfection of the security interests described herein.

     (l) The Company will not at any time place any Inventory on consignment with any Person without the Collateral Agent's prior written consent, which consent will not be unreasonably withheld. If at any time during the term of this Security Agreement, any Inventory is placed by the Company on consignment with any Person ("Consignee"), with the prior written consent of the Collateral Agent, the Company shall, prior to the delivery of any such consigned Inventory:
(i) provide the Collateral Agent with all consignment agreements and other instruments and documentation to be used in connection with such consignment, all of which agreements, instruments and documentation shall be acceptable in form and substance to the Collateral Agent, (ii) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the Consignee as debtor, the Company as secured party and the Collateral Agent as assignee of secured party, (iii) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the Company as debtor and the Collateral Agent as secured party, (iv) after all financing statements referred to in clauses (ii) and (iii) above shall have been filed, conduct a search of all filings made against the Consignee in all jurisdictions in which the Inventory to be consigned is to be located while on consignment, and deliver to the Collateral Agent copies of the results of all such searches, and (v) notify, in writing, all creditors of the Consignee which are or may be holders of security interests in the Inventory to be consigned that the Company expects to deliver certain Inventory to the Consignee, all of which Inventory shall be described in such notice by item or type.

     (m) The Company shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent or any registration relating to any Trademark which is material to the conduct of the Company's business may become abandoned, cancelled or declared invalid, or if any Trademark or the invention disclosed in any of the Patents is dedicated to the public domain, or of any material adverse determination in any proceeding in the PTO or in any United States court regarding the Company's ownership of any Patent or Trademark which is material to the conduct of the Company's business, its right to register the same, or to keep and maintain the same. If the Company, either itself or through any agent, employee, licensee or designee, applies for a Patent or files an application for the registration of any Trademark with the PTO or in any analogous office or agency in any other country or any political subdivision thereof, or otherwise obtains rights in any Patent or Trademark, the Company will promptly inform the Collateral Agent, and, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent or Trademark and the General Intangibles used in connection therewith, including, without limitation, in the case of Trademarks, the goodwill of the Company's business connected with the use thereof or symbolized thereby. Consistent with the Company's past business practice, the Company will (i) take all reasonably necessary actions permitted by applicable law to prosecute each Patent or Trademark application which is material to the conduct of the company's business; (ii) to attempt to obtain the broadest Patent or registration of a Trademark therefrom and (iii) to maintain each Patent and Trademark registration which is material to the conduct of the Company's business, including, without limitation, with respect to Patents, payments of required maintenance fees, and, with respect to Trademarks, filing of applications for renewal, affidavits of use and affidavits of incontestability. In the event that the Company fails to take any of such actions, the Collateral Agent may do so in the Company's name or, if an Event of

Default has occurred and is continuing in the Collateral Agent's name, and all expenses incurred by the Collateral Agent in connection therewith shall be paid by the Company in accordance with Section 9 hereof. Consistent with the Company's past business practices, the Company shall use its best efforts to detect infringers of the Patents and Trademarks which are material to its business. In the event that any of the Patents or Trademarks is infringed or, in the case of any Trademark, diluted by a third party, the Company shall (i) notify the Collateral Agent promptly after it learns thereof and (ii) unless the Company shall reasonably determine that such Patent or Trademark is not material to the conduct of the Company's business, to promptly take appropriate action to enjoin such infringement or, in the case of any Trademark, dilution and to seek any and all damages for such infringement or dilution or shall take such other actions (including entering into licenses or covenants not to sue) as the Company in the exercise of its business judgment shall reasonably deem appropriate under the circumstances to protect the Patents or Trademarks. In the event that the Company fails to take any such actions the Collateral Agent may do so in the Company's name or, if an Event of Default has occurred and is continuing the Collateral Agent's name, and all expenses incurred by the Collateral Agent in connection therewith shall be paid by the Company in accordance with Section 9 hereof.

     6. Insurance. (a) The Company shall at its sole cost and expense provide and maintain in full force and effect insurance with respect to the Collateral and all parts thereof, as required under, and on the terms and conditions set forth in, Section 6.12 of the Credit Agreement, which terms and conditions are hereby incorporated herein by reference as fully as if fully set forth herein and, in addition shall (i) provide for all losses in excess of $250,000 to be paid directly to the Collateral Agent pursuant to a loss payable endorsement in form and substance satisfactory to the Collateral Agent, (ii) name the Secured Parties as additional insureds thereunder (without any representation or warranty by or any obligation by or any obligation upon the Collateral Agent) as their interest may appear, (iii) obtain the agreement by the insurer that any proceeds thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by the Company, (iv) provide that there shall be no recourse against the Secured Parties for payment of premiums or other amounts with respect thereto, and (v) provide that at least 30 days' prior written notice of cancellation or of lapse of such policy shall be given to the Collateral Agent by the insurer unless otherwise agreed to by the Collateral Agent. The Company shall, if so requested by the Collateral

Agent, deliver to the Collateral Agent original or duplicate copies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.

     (b) The Company hereby (i) directs all insurers under such policies of insurance maintained hereunder and under the Credit Agreement for which the Collateral Agent is required to be named loss payee to pay all proceeds payable thereunder in excess of $250,000 irectly to the Collateral Agent, for the ratable benefit of the Secured Parties and (ii) irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as the Company's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance if the proceeds of such claims are to be applied to the Secured Obligations pursuant to the last sentence of this Section 6(b), endorsing the name of the Company on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance which are to be applied to the Obligations pursuant to the last sentence of this Section 6(b), and for making all determinations and decisions with respect to such policies of insurance which relate to proceeds to be applied to the Obligations; provided, however, that the Collateral Agent agrees not to exercise such rights as the Company's true and lawful attorney (and agent-in-fact) unless a Default or Event of Default has occurred and is continuing. The Company shall promptly notify the Collateral Agent in writing of any payment it receives of insurance proceeds in respect of damaged or destroyed Collateral. Proceeds of such insurance received by the Collateral Agent in respect of damages or destruction to the Collateral, after deducting therefrom all expenses incurred by the Collateral Agent in collecting or administering such funds, shall be applied by the Collateral Agent to the payment of outstanding Secured Obligations in accordance with the Intercreditor Agreement.

     (c) If any insurance required to be provided hereunder shall expire, be withdrawn, become void by breach of any condition thereof by the Company, or become void or questionable by reason of the failure or impairment of the capital of any insurer, or if for any other reason whatsoever any such insurance shall become unsatisfactory to the Collateral Agent in its reasonable credit judgment, the Company immediately shall obtain new or additional insurance which shall be satisfactory to the Collateral Agent in its reasonable credit judgment. The Company shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to the Collateral Agent in all respects.

     (d) In the event the Company at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, the Collateral Agent, without waiving or releasing any obligations or default by the Company hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which the Collateral Agent deems advisable. All sums so disbursed by the Collateral Agent, including attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, on demand, by the Company to the Collateral Agent in accordance with Section 9 hereof.

     7. Collections, Verifications. (a) The Collateral Agent may at any time, upon the occurrence and during the continuation of any Event of Default, open the Company's mail and collect any and all amounts due from Account Debtors and notify Account Debtors of the Company, parties to the Contracts of the Company, obligors of Instruments of the Company and obligors in respect of Chattel Paper of the Company that the Accounts and the right, title and interest of the Company in and under such Contracts, Instruments and Chattel Paper have been assigned to the Collateral Agent and that payments shall be made directly to the Collateral Agent or to a lockbox designated by the Collateral Agent. Upon the request of the Collateral Agent, the Company will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. The Collateral Agent may at any time, in its own name or in the name of the Company, communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to the Collateral Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

     (b) The Collateral Agent shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and the Company agrees to furnish all such assistance and information as the Collateral Agent may require in connection therewith.

     8. Collateral Agent's Appointment as Attorney-in-Fact. (a) The Company hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof with full power of substitution as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or otherwise from time to time in the Collateral Agent's discretion, to take any action and to execute and deliver any and all documents and instruments which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of the Company, without notice to or assent by the Company to do the following:

                          (i) upon failure or refusal of the Company to execute and/or deliver to the Collateral Agent any financing statement, continuation statement, instrument or document which the Collateral Agent may deem necessary or desirable to obtain the full benefits of this Security Agreement and of the rights and powers granted hereunder, to sign the Company's name on any of the foregoing documentation and to deliver such documentation to any Person as the Collateral Agent shall elect;

                         (ii) upon the occurrence of an Event of Default and subject to Section 8(b) below, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Company or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                        (iii) upon failure of the Company to do so, to pay or discharge taxes (except for those being contested in good faith by the Company for which adequate reserves have been established) or Liens levied or placed on or threatened against the Collateral, to obtain any insurance called for by the terms of the Credit Agreement, the

         Prudential Agreement or this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                         (iv) upon an Event of Default and the failure of the Company to do so, to effect any repairs called for by the terms of this Security Agreement and to pay all or any of the costs thereof; and

                          (v) upon the occurrence of an Event of Default and subject to Section 8(b) below, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Collateral Agent or as the Collateral Agent shall direct, (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral, (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral,
         (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may reasonably deem appropriate,
         (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine, and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Lien of the Collateral Agent and the other Secured Parties therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

     (b) The Company hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 8 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

     (c) The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Collateral Agent and the other Secured Parties in the Collateral and shall not impose any duty upon any of them to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for its own gross negligence or willful misconduct.

     (d) The Company also authorizes the Collateral Agent (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Company in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with any sale provided for in Section 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     9. Performance by the Collateral Agent of the Company's Obligations. If the Company fails to perform or comply promptly with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, itself performs or complies, or otherwise causes performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at the highest rate then applicable under the Credit Agreement, shall be payable by the Company to the Collateral Agent on demand and shall constitute Secured Obligations secured hereby.

     10. Remedies Upon Default. (a) If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other Credit Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Company expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of the Company where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Company notice and opportunity for a hearing on the Collateral Agent's claim or the Collateral Agent's action, and without paying rent, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by applicable law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Company hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Collateral Agent shall have the right to conduct such sales on the Company's premises or elsewhere and shall have the right to use the Company's premises without charge for such sales for such time or times as Collateral Agent deems necessary or advisable. The Company further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall select, whether at the Company's premises or elsewhere. Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to use or operate Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent shall have no obligation to the Company to maintain or preserve the rights of the Company as against third parties with respect to Collateral while Collateral is in the possession of the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent's remedies with respect to such appointment without prior notice or hearing. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 10(d) hereof, the Company remaining liable for any deficiency remaining unpaid after such application, and the Collateral Agent shall be required to account for the surplus, if any, to the Company only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including
Section 9-504(1)(c) of the UCC. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Collateral Agent and Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of the Collateral Agent or any Lender. The Company agrees that the Collateral Agent need not give more than ten (10) days' notice (which notification shall be deemed given when given in the manner provided in Section 14 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, the Company also being liable for the reasonable fees and expenses of any attorneys employed by the Collateral Agent to collect such deficiency.

     (b) The Company also agrees to pay all costs of the Collateral Agent, including, without limitation, the expenses and reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     (c) The Company hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in accordance with the priorities set forth in the Intercreditor Agreement.

     11. Grant of License to Use Patent and Trademark Collateral. For the purpose of enabling the Collateral Agent to exercise rights and remedies under
Section 10 hereof at such time as the Collateral  Agent,  without regard to this
Section 11, shall be lawfully entitled to exercise such rights and remedies, the Company hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable upon the occurrence of an Event of Default without payment of royalty or other compensation to the Company) to use, license or sublicense any Patent or Trademark. Any such license shall include, without limitation, access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery, software and programs used for the compilation or printout thereof.

     12. Limitation on the Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for exercising reasonable care in the custody and preservation of Collateral in its possession or possession of its agents or nominees and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or any income thereon or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the
Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

     13. Term of Agreement; Reinstatement. This Agreement and the Liens granted hereunder shall remain in full force and effect until the later of (x) the payment and performance in full of all Secured Obligations and all other amounts payable hereunder and (y) the expiration or termination of all Facilities. Further, this Agreement and the Liens granted hereunder shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations and the cash collateral for any such contingent obligations and liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment or performance or any such cash collateral, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     14. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be effective (a) if given by mail, when deposited in the mails or (b) if given by telecopier, when so telecopied. Notices hereunder shall be mailed or telecopied as follows:

         If to the Company:

              Oneita Industries, Inc.
              4130 Faber Place Drive, Ste. 200
              Charleston, South Carolina 29405
              Attention: James L. Ford
              Telephone No: 803-529-5102
              Telecopy No: 803-529-5120


         with a copy to:

              Johnson & Montgomery
              3060 Peachtree Road, N.W., Ste. 400
              Atlanta, Georgia 30305
              Attention: Thomas Sherman
              Telephone No:       404-240-7631
              Telecopy No:        404-262-1222

If to the Collateral Agent:

              SunTrust Bank, Atlanta
              55 Park Place,
              Eighth Floor
              Atlanta, GA 30303
              Attention: Mr. David Westerfield and
                         Mr. Tom Matthesen
              Telephone No: (404) 588-7920
              Telecopy No: (404) 332-3940

         with a copy to:

              King & Spalding
              191 Peachtree Street
              Atlanta, GA 30303
              Attention: G. Lemuel Hewes
              Telephone No: (404) 572-4600
              Telecopy No: (404) 572-5100

     15. Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement or any other document delivered in connection herewith shall be unenforceable in any respect, the enforceability of the remaining provisions shall not thereby be affected. Time is of the essence of this Agreement.

     16. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Agent, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be altered, modified or amended except by an instrument in writing, duly executed by the Company and Collateral Agent, and then such alteration, modification or amendment shall only be effective for the specific instance and for the specific purpose for which given. None of the terms and provisions of this Security Agreement may be waived except by an instrument in writing, duly executed by the Collateral Agent and then such waiver shall only be effective for the specific instance and for the specific purpose for which given.

     17. Successors and Assigns. This Security Agreement and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent and the other Secured Parties and any of their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Collateral Agent or the other Secured Parties hereunder.

Without limiting the generality of the foregoing, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under any Credit Document in accordance with the terms thereof (including, without limitation, any portion of the Facilities owing to it), to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

     18. GOVERNING LAW; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND ALL OTHER DOCUMENTS CONTEMPLATED HEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE OTHER DOCUMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. TO THE FULLEST EXTENT ALLOWED BY LAW, THE PARTIES HERETO
HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

     (c) THE COMPANY HEREBY IRREVOCABLY DESIGNATES THE CT CORPORATION, ATLANTA, GEORGIA, AS ITS DESIGNEE, APPOINTEE AND LOCAL AGENT TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH LOCAL AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF SUCH PROCESS BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY
FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 3 DAYS AFTER SUCH MAILING.

     (d) Nothing herein shall affect the right of the Collateral Agent and the other Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

     19. Indemnity. The Company shall protect, indemnify and save harmless the Collateral Agent and the other Secured Parties, their officers, directors, employees, representatives and agents (each, an "Indemnified Party") from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, the Company shall not be responsible to any Indemnified Party for any losses, damages, liabilities or expenses which result from such Indemnified Party's gross negligence or willful misconduct. The
Company's obligations under this Section shall survive any termination of this Agreement.

              20.  Payment of Expenses, Etc.  The Company shall:

     (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Collateral Agent and the other Secured Parties in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Collateral Agent and the other Secured Parties with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Collateral Agent), and in the case of enforcement of this Agreement or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and disbursements of counsel), of the Collateral Agent or any of the other Secured Parties; and

     (b) pay and hold the Collateral Agent and the other Secured Parties harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes.

     21. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Credit Documents, the other Security Documents or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations, or any other amendment or waiver of or any consent to any departure from the Credit Documents, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Company or any of its Subsidiaries or otherwise;

     (c)  any  taking,   exchange,   release  or  non-perfection  of  any  other
collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any part of the Secured Obligations or any other assets of the Company or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries; or

     (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or a third party pledgor.

     22. Entire Agreement. This Agreement and the other Credit Documents executed and delivered contemporaneously herewith, together with the exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto. The execution of this Agreement and the other Credit Documents by the Company was not based upon any facts or materials provided by the Collateral Agent or any of the Secured Parties, nor was the Company induced to execute this Agreement or any other Credit Document by any representation, statement or analysis made by the Collateral Agent or any other Secured Party.

     23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Security Agreement to be executed and delivered by its duly authorized officers on the date first set forth above.


                                       ONEITA INDUSTRIES, INC.,
                                       a Delaware corporation


Address: 4130 Faber Place Drive        By: /s/  James L. Ford
             Suite 200                 Name: James L. Ford
             Charleston, SC 29405      Title: Executive Vice President
                                              and Chief Financial Officer
             Attn: James Ford
Telecopier No.: 803-529-5120


                                       Attest: /s/ Edward I. Kramer
                                       Name:    Edward I. Kramer
                                       Title:   Secretary

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT

                        Locations of Inventory and Status

Location                                          Owned, Leased, Bailment
--------                                          -----------------------

Conifer Street                                              Owned
Andrews, South Carolina 29510
Georgetown County

Airport Industrial Park                                     Owned
Andrews, South Carolina 29510
Georgetown County

Outlet Store                                                Leased
2 West Main Street
Andrews, South Carolina  29510
Georgetown County

1335 Old Norcross Road                                      Leased
Lawrenceville, Georgia  30245
Gwinnett County

Old Hanceville Road                                         Owned
Cullman, Alabama  35055
Cullman County

1015 Temple Avenue S.                                       Leased
Fayette, Alabama  35555
Fayette County

207 15th Street SW                                          Leased
Fayette, Alabama  35555
Fayette County

Oneita-Kinston Corp.                                        Bailment
Hwy 11 & Cunningham Rd.
Kinston, North Carolina  28502
Lenoir County

Oneita Mexicana SA de CV                                    Bailment
Amapolas #3804 Alta Vista
Ciudad Juarez
Chihuahua, Mexico

Oneita-Strathleven Limited                                  Bailment
Guinep Way
Montego Bay, Jamaica

Oneita Freeport Limited                                     Bailment
Montego Bay, Freezone
Montego Bay, Jamaica

 Acro Tex, Inc.                                             Bailment
1025 Central Avenue
Trion, Georgia  30753

Big Sur S.A. de C.V.
Perifarico PTE Casaliesq Blvd.
Culosio, Int. Parque Octillo                                Bailment
Hermosillo, Sonora, Mexico
Attn:  Sergio Gluschankoff

Classic Manufacturing                                       Bailment
P.O. Box 349
Montego Bay, Jamaica

Contract Apparel                                            Bailment
11216 Armour Drive
El Paso, Texas  79935

Daugherty Manufacturing                                     Bailment
842 Barbrow Lane
Knoxville, Tennessee  27932

Daun Ray                                                    Bailment
c/o All Seasons Sportswear
120 West Main
Waverly, TN  37185

Down East Fabrics                                           Bailment
1018-A W. Vernon Avenue
Kinston, NC  28502

JRF Enterprises                                             Bailment
2094D Alabama Hwy 79
Scottsboro, Alabama 35768

Major League                                                Bailment
c/o Four D's
122 Payne Loop
Telico Plains, TN  37385

Maquilas Kino S.A. de C.V.                                  Bailment
Paqua De Negocios Octillo
Hermosillo, Sonora, Mexico

Multitex S.A. de C.V.                                       Bailment
8th Avenue 11-49
Zona 1
Guatemala City, Guatemala

Peace Textiles, Inc.                                        Bailment
1605 S. Guignard Pkwy
Sumter, SC  29151

 Pottesville Bleach & Dye Company                           Bailment
250 Route 61 South
Schuylkill Haven, PA  17972

Quality Mills                                               Bailment
P.O. Box 1580
Pilot Mountain, NC  27041

Standard Warehouse Distribution Center                      Bailment
1355 Old Norcross Road
Lawrenceville, Georgia  30753
Gwinnett County

Texfi, Inc.                                                 Bailment
P.O. Box 819
Haw River, NC  27258

Tifton Textiles, Inc.                                       Bailment
Route 2, Box 433-H
Tifton, Ga  31794

Whitwell Sportwear                                          Bailment
1 Industrial Park
Whitwell, Tennessee 37397

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT

                         Locations of Books and Records

4130 Faber Place Drive
Suite 200
Ashley Corporate Center
Charleston, South Carolina  29405
Charleston County

Conifer Street
Andrews, South Carolina 29510
Georgetown County

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT

                      Previous Company Names and Tradenames

Acquisition of certain assets of Montego Bay Traders Corporation, a Cayman Island corporation, by Oneita Industries, Inc. on June 30, 1995

Mars Bluff Industries, Inc., a South Carolina corporation, manufacturing facility closed and sold. Corporation liquidated into Oneita, its parent, in 1994

                                   SCHEDULE 4
                                       TO
                               SECURITY AGREEMENT

                            UCC Financing Statements


(1)      Alabama

         Secretary of State, Alabama

(2)      Georgia

         Gwinnett County, Georgia

(3)      North Carolina

         Secretary of State, North Carolina
         Lenoir County, North Carolina

(4)      South Carolina

         Secretary of State, South Carolina

(5)      Pennsylvania

         Secretary of State, Pennsylvania

(6)      Tennessee

         Secretary of State, Tennessee

(7)      Texas

         Secretary of State, Texas

                                   SCHEDULE 6
                                       TO
                               SECURITY AGREEMENT


                             Supplemental Documents



         1. Supplement to Security Agreement (Guarantor) (as defined in the Credit Agreement)

         2.   Supplement to Guaranty Agreements

         3. Lien Search Results in such locations as the Secured Parties shall require

         4. UCC Financing Statements in such locations as the Secured Parties shall require

         5.   Opinions of Counsel as the Secured Parties shall require

         6. Corporate Authority Documents (article of incorporation, bylaws, resolutions of the Board of Directors, incumbency)

         7. Such other documents, instruments and certificates as the Secured Parties shall reasonably require consistent with the Credit Agreement

                                    EXHIBIT A

                          [FORM OF LANDLORD AGREEMENT]


     THIS LANDLORD'S AGREEMENT ("Agreement") is made and entered by the undersigned landlord (the "Landlord") in favor of SUNTRUST BANK, ATLANTA, a Georgia banking corporation ("SunTrust") in its capacity as collateral agent (in such capacity the "Agent") for itself and certain other "Lenders" (as defined below).

                              W I T N E S S E T H:

RECITALS:

     (a) Landlord is the landlord and Oneita Kinston Corp. ("Company") is the tenant under a lease, sublease or similar agreement, a copy of which is attached hereto as Exhibit "A" (the "Lease"). The business premises (the "Premises") described in the Lease are used by Company for the the manufacture of goods and storage of inventory.

     (b) Company has entered into, and contemplates that it will enter into, certain financing arrangements (the "Financing Arrangements") with SunTrust and certain other lenders (collectively the "Lenders") for whom SunTrust will act as Agent. Pursuant to the Financing Arrangements, the Lenders have made and will make certain loans and other financial accommodations to Oneita Industries, Inc., which owns 100% of the Company, which loans and other accommodations have been guaranteed by the Company.

     (c) Company will secure its obligations to Lenders under the Financing Arrangements by granting to the Agent, for the benefit of Lenders, a security interest in, among other property, all of its inventory (the "Collateral"), some of which are or hereafter may be located on the Premises.

     (d) In connection therewith and pursuant to Lenders' request, Company has requested that Landlord execute this Agreement in favor of the Agent, for the benefit of Lenders.

     (e) Landlord has agreed, at Company's request and as an accommodation to Company, to execute this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, Landlord certifies to and agrees as follows in favor of the Agent, for the benefit of Lenders:

     (i) Valid Lease. The Lease is a valid and subsisting lease for the terms set forth therein, and no modifications or amendments to the Lease have been entered into by the parties subsequent to their execution thereof.

     (ii) No Default. No event has occurred as of the date hereof which constitutes a default under the Lease, or would constitute such a default either with passage of time or the giving of any required notice.

     (iii) Lien Subordination. Landlord acknowledges and agrees that: (a) the lien and security interest of the Agent (for the benefit of Lenders) in the Collateral shall be superior to any lien, right, title, claim or interest which Landlord may now or hereafter have therein; (b) Landlord shall not assert as against the Agent's interest therein any statutory, contractual or possessory lien, right, title, claim or interest in the Collateral, including without limitation, rights of levy or distraint for rent, all of which it hereby subordinates to the Agent's lien and security interest for the term of this Agreement; (c) the Agent and Lenders shall have access to the Collateral and the Premises at all times hereafter during regular business hours to remove the Collateral therefrom should the Agent or Lenders elect to enforce the Agent's security interest in the Collateral, without hindrance or delay by Landlord and
(d) all Collateral now or hereafter situated on the Premises shall remain the property of Company notwithstanding the mode or manner of its affixation to the Premises.

     (iv) Termination of the Lease. If, after the date hereof, Landlord intends to terminate the Lease or otherwise exercise the right to require Company to surrender the Premises or if Landlord becomes aware that Company has abandoned the Premises or terminated the Lease (each of the foregoing, a "Termination Event"), Landlord agrees to notify the Agent in writing at SunTrust Bank, Atlanta, 55 Park Place, Atlanta, Georgia 30303, Attention: David Westerfield and Tom Matthesen, of the occurrence of such Termination Event (such notice herein, a "Termination Notice").

     (v) Use of the Premises; Continuance of the Lease. Landlord agrees that if a Termination Event occurs the Agent or its designee may (at its option, but without obligation): (i) within ten (10) days after the Agent's receipt of the Termination Notice relative thereto, notify Landlord that the Agent or such designee desires to use or have access to the Premises for up to ninety (90) days, after which notice the Agent or its designee shall have the right to use or have access to the Premises for up to ninety (90) days (with the actual number of days to be at the Agent's or its designee's option), provided that the Agent or its designee shall pay or cause to be paid rent to Landlord at the rental rate provided under the Lease (pro-rated on a daily basis) for the actual number of days that the Agent or its designee has access to or is making use of the Premises (but without incurring any other obligation under the Lease); (ii) within such ninety (90) day period, notify Landlord that the Agent or its designee desires to lease the Premises for the then remaining term of the Lease, after which notice the Agent or its designee shall have the right to lease the Premises for the then remaining term of the Lease in accordance with the terms of the Lease, provided that the Agent or its designee performs or causes to be performed all obligations of Company as lessee under the Lease (including, without limitation, the obligation of Company to pay any past due rent); or
(iii) enter onto the Premises within thirty (30) days after the Agent's receipt of the Termination Notice in order to remove the Collateral therefrom, without charge, except for reasonable compensation for any damage to the Premises caused by such removal, and in either such event, Landlord agrees to cooperate with the Agent and not to hinder the Agent's actions in protecting the Collateral.

     (vi) Bankruptcy. Notwithstanding anything contained herein to the contrary, in the event that the Company is the subject of a bankruptcy or similar proceeding, the periods described in the preceding Section 5 shall be stayed for so long as the Agent is stayed as a result of such bankruptcy or other proceeding from exercising its rights and remedies under the Financing Arrangements and such periods shall commence to run only when any stay affecting the Agent is lifted. Furthermore, the Landlord agrees that if the Lease is rejected at any time during such bankruptcy or similar proceeding, the Landlord will enter into an identical lease with identical terms with the Agent or its successor or assign.

     (vii) Consent of Landlord. Landlord hereby consents to the execution and delivery by Company of a Security Agreement or similar instrument (the "Security Agreement") in favor of the Agent, for the benefit of Lenders, securing the Financing Arrangements and the granting thereunder by the Company of liens, security title and security interests on or with respect to the Collateral. Notwithstanding anything to the contrary in the Lease or any other agreement of the Company, the execution and delivery by the Company of the Security Agreement and the granting of liens, security title and security interests thereunder shall not constitute a breach or default under the Lease or any other agreement of the Company with the Landlord.

     (viii) Notice to Transferee. Landlord hereby agrees to make this Agreement known to any transferee of the Premises and any person who may have any right or interest in the Premises, the Lease or the Collateral.

     (ix) Term. This Agreement shall remain in full force and effect until the Financing Arrangements have been terminated, and all obligations and liabilities of Company to Lenders and the Agent have been paid and satisfied in full.

     (x) Modification; Successors and Assigns. The provisions of this Agreement may not be modified or terminated orally, and shall be binding upon the successors, assigns and personal representatives of Landlord, and upon any successor owner or transferee of the Premises, and shall inure to the benefit of the successors and assigns of the Agent and Lenders.

     IN WITNESS WHEREOF, Landlord has caused this Agreement to be executed, by its duly authorized officer, agent or other representative as of the _____ day of ______, ___.


Signed and delivered                        LANDLORD:
in the presence of:
                                            ------------------------

Notary Public
                                            ---------------------------------
My Commission Expires:                      By:
---------------------



---------------------

(NOTARY SEAL)                               Landlord's Address for Notices:

ACKNOWLEDGED AND
AGREED TO:

ONEITA INDUSTRIES, INC.


By:_________________________
   Name:____________________
   Title:___________________


SUNTRUST BANK, ATLANTA,
as Agent


By:_________________________
   Name:____________________
   Title:___________________


By:_________________________
   Name:____________________
   Title:___________________

                      Schedule 1 to the Landlord Agreement


                             [Attach Copy of Lease]

                                    EXHIBIT B

                             [FORM OF BAILEE LETTER]

                                     [Date]

[Name of Bailee]
[Address of Bailee]


              Re:  Oneita Industries, Inc.


Ladies and Gentlemen:

     Pursuant to Section 9-305 of the Uniform Commercial Code as in effect in the State of Georgia and the State of [insert state where bailee is located], we hereby notify you that Oneita Industries, Inc., a Delaware corporation (the "Company"), will enter into that certain Security Agreement, dated as of January __, 26, 1996, in favor of SunTrust Bank, Atlanta as collateral agent (the "Collateral Agent") for itself, First Union National Bank of South Carolina, NatWest Bank, N.A., The Prudential Life Insurance Company of America and their respective successors and assigns (as hereafter amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement".

     Pursuant to the Security Agreement, the Company will grant a security interest in the collateral described therein (the "Collateral"), including, without limitation, all of its Inventory, as defined therein, some of which Inventory is in your possession. Upon receipt of this notice by you, you will be effectively appointed as the bailee of the Collateral Agent and the security interest in the Collateral granted pursuant to the Security Agreement will be perfected under the Uniform Commercial Code as in effect in the States of Georgia and [state where bailee is located]. By its signed confirmation below, the Company joins in this notification.

     We request that you countersign below to evidence your  acknowledgment that
(1) you are the bailee for the Collateral Agent, (2) you will notify the Collateral Agent at the address provided below upon your receipt of any notification by any other party of a lien, security interest or encumbrance on any of the Inventory of the Company in your possession and (3) you do not currently have, nor will you accept at any time in the future, any lien, security interest or other encumbrance on any of the Inventory of the Company in your possession.

                                       Very truly yours,

                                       SUNTRUST BANK, ATLANTA


                                       By:
                                          Name:
                                          Title:


                                       By:
                                          Name:
                                          Title:


Agreed and Confirmed:

ONEITA INDUSTRIES, INC.


By:
   Name:
   Title:


     We hereby  acknowledge that (1) we are the bailee for the Collateral Agent,
(2) we will notify the Collateral Agent upon our receipt of any notification by any other party of a lien, security interest or encumbrance on any of the Inventory of the Company in our possession and (3) we do not currently have, nor will we accept at any time in the future, any lien, security interest or other encumbrance on any of the Inventory of the Company in our possession.

                                          [NAME OF BAILEE]


                                          By:
                                            Name:
                                            Title: